                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of  (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

              NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND (NMY)
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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


                                IMPORTANT NOTICE
                              TO FUND SHAREHOLDERS
                                 JUNE 21, 2005


Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.  WHY AM I RECEIVING THIS PROXY STATEMENT?

A. Pursuant to an investment management agreement between your Fund and Nuveen Asset Management ("NAM"), NAM has served as your Fund's investment adviser and has been responsible for the overall investment strategy of your Fund. NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). Nuveen is a publicly traded company and, until recently, was a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers").

    As part of St. Paul Travelers' previously announced three-part program to sell its entire equity interest in Nuveen (the "Sale"), St. Paul Travelers sold 39.3 million shares of Nuveen through a secondary public offering on April 12, 2005. Nuveen also repurchased $600 million of its shares from St. Paul Travelers. The repurchase of these shares is being completed through two steps--a $200 million repurchase that closed on April 12, 2005, and a $400 million forward purchase (plus interest) that will settle later this year. Finally, St. Paul Travelers also entered into an agreement with two other parties to sell approximately 12 million common shares of Nuveen for settlement later this year. After completion of the Sale, Nuveen will emerge as a fully independent public company.

    Upon completion of the Sale, the investment management agreement between your Fund and NAM may be terminated. In order for NAM to continue to serve as investment adviser after the completion of the Sale, the shareholders of your Fund must approve a new investment management agreement. The enclosed Proxy Statement gives you additional information on the proposed new investment management agreement, as well as certain other matters. The Board of Directors/Trustees of each Fund (the "Board," and each Director or Trustee, a "Board Member"), including those Board Members who are not affiliated with NAM, unanimously recommend that you vote FOR the approval of the new investment management agreement for your Fund.

    Please refer to the Proxy Statement for a detailed explanation of the items you are being asked to vote on.

Q.  WHY IS A VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT REQUIRED?

A. The completion of the Sale could be deemed to be an "assignment," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of the investment management agreement between each Fund and NAM. As required by the 1940 Act, under its terms, each investment management agreement would automatically terminate in the event of its assignment. As a result, shareholder approval of a new investment management agreement will permit NAM to continue to serve your Fund.

Q. WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE NEW INVESTMENT MANAGEMENT AGREEMENT?

A. If the new investment management agreement is not approved, your Fund's Board will take such actions as it deems to be in the best interests of your Fund. This is discussed in more detail in the Proxy Statement.

Q.  HOW WILL THE SALE AFFECT ME AS A FUND SHAREHOLDER?

A. Your investment in your Fund will not change as a result of the Sale. You will still own the same shares in the Fund, and the value of your investment will not change as a result of the Sale. The new investment management agreement, if approved by shareholders, will still be with NAM and the terms of the new investment management agreement are substantially identical to the terms of the original investment management agreement. In addition, the portfolio managers of your Fund will not change as a result of the new investment management agreement.

Q. WILL THE INVESTMENT MANAGEMENT FEE RATES BE THE SAME UPON THE APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT?

A.  Yes, the investment management fee rates will remain the same.

Q. HOW DO THE BOARD MEMBERS SUGGEST THAT I VOTE IN CONNECTION WITH THE NEW INVESTMENT MANAGEMENT AGREEMENT?


A. After careful consideration, the Board of your Fund unanimously recommends that you vote "FOR" the approval of the new investment management agreement.


Q.  WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is needed to ensure that the proposal can be acted upon. Additionally, your immediate response will help save on the costs of any future solicitations for these shareholder votes. We encourage all shareholders to participate in the governance of their Fund.

Q.  WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call your financial advisor. Alternatively, you may call Nuveen at (800) 257-8787 weekdays from 8:00 a.m. to 6:00 p.m. Central time.

Q.  HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.  WILL ANYONE CONTACT ME?

A. You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote.

NOTICE OF SPECIAL MEETING                                     333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois 60606
JULY 26, 2005                                                 (800) 257-8787


JUNE 21, 2005


NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND (NFZ)
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NKR)
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NXE)
NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NAC) NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NVX) NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NZH) NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQC) NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NCO) NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC. (NCA)
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC. (NCP) NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND (NCU)
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC. (NUC)

NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC. (NVC)

NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NKL) NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. (NPC) NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. (NCL) NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND (NKX) NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND (NFC)
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NGK)
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NGO)
NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND (NTC)
NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND (NQF)
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND (NUF)
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND (NFL)
NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND (NWF)
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NZX)
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NKG)
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND (NPG)
NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND (NMB)
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND (NMT)
NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND (NGX) NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND (NFM)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NZR)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NWI)
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND (NMY)

NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND (NZW)
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. (NMP)
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND (NOM)
NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (NXJ)
NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NUJ) NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ) NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ) NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NAN)
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXK)
NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQN) NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC. (NNY)
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC. (NNP) NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC. (NUN)
NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC. (NVN)
NUVEEN INSURED NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NKO) NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC. (NNF) NUVEEN INSURED NEW YORK TAX-FREE ADVANTAGE MUNICIPAL FUND (NRK) NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND (NRB) NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNO) NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NII) NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND (NNC)
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND (NXI)
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NBJ)
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NVJ)
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)
NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NXM) NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NVY) NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQP) NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2 (NPY)
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND (NTX)
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND (NPV)
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NGB)
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNB)

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Arizona Dividend Advantage Municipal Fund 3, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen California Premium Income Municipal Fund, Nuveen Insured California Dividend Advantage Municipal Fund, Nuveen Insured California Tax-Free Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen

Connecticut Dividend Advantage Municipal Fund 3, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund, Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Insured Florida Tax-Free Advantage Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen Georgia Premium Income Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen Maryland Premium Income Municipal Fund, Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen New York Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen Insured New York Dividend Advantage Municipal Fund, Nuveen Insured New York Tax-Free Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund 2, Nuveen North Carolina Dividend Advantage Municipal Fund 3, Nuveen North Carolina Premium Income Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund 3, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Texas Quality Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, and Nuveen Virginia Dividend Advantage Municipal Fund 2, each a Massachusetts business trust, and Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Quality Income Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Inc., each a Minnesota corporation, (individually, a "Fund" and collectively, the "Funds") will be held (along with the meeting of shareholders of several other Nuveen funds) in the Assembly Room of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, on Tuesday, July 26, 2005, at 10:30 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:


MATTERS TO BE VOTED ON BY SHAREHOLDERS:

1. To approve a new investment management agreement between each Fund and Nuveen Asset Management ("NAM"), each Fund's investment adviser.

2. To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on May 31, 2005 are entitled to notice of and to vote at the Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Jessica R. Droeger
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois 60606
                                                              (800) 257-8787


JUNE 21, 2005


NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND (NFZ)
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NKR)
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NXE)
NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NAC) NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NVX) NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NZH) NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQC) NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NCO) NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC. (NCA)
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC. (NCP) NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND (NCU)
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC. (NUC)

NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC. (NVC)

NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NKL) NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. (NPC) NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. (NCL) NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND (NKX) NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND (NFC)
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NGK)
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NGO)
NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND (NTC)
NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND (NQF)
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND (NUF)
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND (NFL)
NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND (NWF)
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NZX)
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NKG)
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND (NPG)
NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND (NMB)
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND (NMT)
NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND (NGX) NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND (NFM)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NZR)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NWI)
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND (NMY)
NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND (NZW)
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. (NMP)

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND (NOM)
NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (NXJ)
NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NUJ) NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ) NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ) NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NAN)
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXK)
NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQN) NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC. (NNY)
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC. (NNP) NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC. (NUN)
NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC. (NVN)
NUVEEN INSURED NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NKO) NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC. (NNF) NUVEEN INSURED NEW YORK TAX-FREE ADVANTAGE MUNICIPAL FUND (NRK) NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND (NRB) NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNO) NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NII) NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND (NNC)
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND (NXI)
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NBJ)
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NVJ)
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)
NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NXM) NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NVY) NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQP) NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2 (NPY)
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND (NTX)
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND (NPV)
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NGB)
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNB)

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors/Trustees (each a "Board" and collectively, the "Boards," and each Director or Trustee a "Board Member" and collectively, the "Board Members") of Nuveen Arizona Dividend Advantage Municipal Fund ("Arizona Dividend Advantage"), Nuveen Arizona Dividend Advantage Municipal Fund 2 ("Arizona Dividend Advantage 2"), Nuveen Arizona Dividend Advantage Municipal Fund 3 ("Arizona Dividend Advantage 3"), Nuveen California Dividend Advantage Municipal Fund ("California Dividend Advantage"), Nuveen California Dividend Advantage Municipal Fund 2 ("California Dividend Advantage 2"), Nuveen California Dividend Advantage Municipal Fund 3 ("California Dividend Advantage 3"), Nuveen California Premium Income Municipal Fund ("California Premium Income"), Nuveen Insured California

Dividend Advantage Municipal Fund ("Insured California Dividend Advantage"), Nuveen Insured California Tax-Free Advantage Municipal Fund ("Insured California Tax-Free Advantage"), Nuveen Connecticut Dividend Advantage Municipal Fund ("Connecticut Dividend Advantage"), Nuveen Connecticut Dividend Advantage Municipal Fund 2 ("Connecticut Dividend Advantage 2"), Nuveen Connecticut Dividend Advantage Municipal Fund 3 ("Connecticut Dividend Advantage 3"), Nuveen Connecticut Premium Income Municipal Fund ("Connecticut Premium Income"), Nuveen Florida Investment Quality Municipal Fund ("Florida Investment Quality"), Nuveen Florida Quality Income Municipal Fund ("Florida Quality"), Nuveen Insured Florida Premium Income Municipal Fund ("Insured Florida Premium Income"), Nuveen Insured Florida Tax-Free Advantage Municipal Fund ("Insured Florida Tax-Free Advantage"), Nuveen Georgia Dividend Advantage Municipal Fund ("Georgia Dividend Advantage"), Nuveen Georgia Dividend Advantage Municipal Fund 2 ("Georgia Dividend Advantage 2"), Nuveen Georgia Premium Income Municipal Fund ("Georgia Premium Income"), Nuveen Massachusetts Dividend Advantage Municipal Fund ("Massachusetts Dividend Advantage"), Nuveen Massachusetts Premium Income Municipal Fund ("Massachusetts Premium Income"), Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund ("Insured Massachusetts Tax-Free Advantaged"), Nuveen Maryland Dividend Advantage Municipal Fund ("Maryland Dividend Advantage"), Nuveen Maryland Dividend Advantage Municipal Fund 2 ("Maryland Dividend Advantage 2"), Nuveen Maryland Dividend Advantage Municipal Fund 3 ("Maryland Dividend Advantage 3"), Nuveen Maryland Premium Income Municipal Fund ("Maryland Premium Income"), Nuveen Michigan Dividend Advantage Municipal Fund ("Michigan Dividend Advantage"), Nuveen Missouri Premium Income Municipal Fund ("Missouri Premium Income"), Nuveen New Jersey Dividend Advantage Municipal Fund ("New Jersey Dividend Advantage"), Nuveen New Jersey Dividend Advantage Municipal Fund 2 ("New Jersey Dividend Advantage 2"), Nuveen New York Dividend Advantage Municipal Fund ("New York Dividend Advantage"), Nuveen New York Dividend Advantage Municipal Fund 2 ("New York Dividend Advantage 2"), Nuveen Insured New York Dividend Advantage Municipal Fund ("Insured New York Dividend Advantage"), Nuveen Insured New York Tax-Free Advantage Municipal Fund ("Insured New York Tax-Free Advantage"), Nuveen North Carolina Dividend Advantage Municipal Fund ("North Carolina Dividend Advantage"), Nuveen North Carolina Dividend Advantage Municipal Fund 2 ("North Carolina Dividend Advantage 2"), Nuveen North Carolina Dividend Advantage Municipal Fund 3 ("North Carolina Dividend Advantage 3"), Nuveen North Carolina Premium Income Municipal Fund ("North Carolina Premium Income"), Nuveen Ohio Dividend Advantage Municipal Fund ("Ohio Dividend Advantage"), Nuveen Ohio Dividend Advantage Municipal Fund 2 ("Ohio Dividend Advantage 2"), Nuveen Ohio Dividend Advantage Municipal Fund 3 ("Ohio Dividend Advantage 3"), Nuveen Pennsylvania Dividend Advantage Municipal Fund ("Pennsylvania Dividend Advantage"), Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 ("Pennsylvania Dividend Advantage 2"), Nuveen Pennsylvania Premium Income Municipal Fund 2 ("Pennsylvania Premium Income 2"), Nuveen Texas Quality Income Municipal Fund ("Texas Quality Income"), Nuveen Virginia Premium Income Municipal Fund ("Virginia Premium Income"), Nuveen Virginia Dividend Advantage Municipal Fund ("Virginia Dividend Advantage"), and Nuveen Virginia Dividend Advantage Municipal Fund 2 ("Virginia Dividend Advantage 2"), each a Massachusetts business trust, and Nuveen Arizona Premium Income Municipal Fund, Inc. ("Arizona Premium Income"), Nuveen California Investment Quality Municipal Fund, Inc. ("California Investment Quality"), Nuveen California Municipal Market Opportunity Fund, Inc. ("California Market Opportunity"), Nuveen California Municipal Value Fund, Inc. ("California Value Fund"), Nuveen California Performance Plus Municipal

Fund, Inc. ("California Performance Plus"), Nuveen California Quality Income Municipal Fund, Inc. ("California Investment Quality"), Nuveen California Select Quality Municipal Fund, Inc. ("California Select Quality"), Nuveen Insured California Premium Income Municipal Fund, Inc. ("Insured California Premium Income"), Nuveen Insured California Premium Income Municipal Fund 2, Inc. ("Insured California Premium Income 2"), Nuveen Michigan Premium Income Municipal Fund, Inc. ("Michigan Premium Income"), Nuveen Michigan Quality Income Municipal Fund, Inc. ("Michigan Quality Income"), Nuveen New Jersey Investment Quality Municipal Fund, Inc. ("New Jersey Investment Quality"), Nuveen New Jersey Premium Income Municipal Fund, Inc. ("New Jersey Premium Income"), Nuveen New York Investment Quality Municipal Fund, Inc. ("New York Investment Quality"), Nuveen New York Municipal Value Fund, Inc. ("New York Municipal Value"), Nuveen New York Performance Plus Municipal Fund, Inc. ("New York Performance Plus"), Nuveen New York Quality Income Municipal Fund, Inc. ("New York Quality Income"), Nuveen New York Select Quality Municipal Fund, Inc. ("New York Select Quality"), Nuveen Insured New York Premium Income Municipal Fund, Inc. ("Insured New York Premium Income"), Nuveen Ohio Quality Income Municipal Fund, Inc. ("Ohio Quality Income"), Nuveen Pennsylvania Investment Quality Municipal Fund, Inc. ("Pennsylvania Investment Quality"), each a Minnesota corporation, (individually, a "Fund" and collectively, the "Funds") of proxies to be voted at a Special Meeting of Shareholders to be held (along with the meeting of shareholders of several other Nuveen funds) in the Assembly Room of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, on Tuesday, July 26, 2005, at 10:30 a.m., Chicago time, (for each Fund, a "Meeting" and collectively, the "Meetings"), and at any and all adjournments thereof.



On the matters coming before each Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR approval of the new investment management agreement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.



This Joint Proxy Statement is first being mailed to shareholders on or about June 21, 2005.


The Board of each Fund has determined that the use of this Joint Proxy Statement for each Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

-------------------------------------------------------------------------------------
MATTER                                            COMMON SHARES   PREFERRED SHARES(1)
-------------------------------------------------------------------------------------
1. To approve a new investment management               X                 X
   agreement for each Fund
-------------------------------------------------------------------------------------

(1) Municipal Auction Rate Cumulative Preferred Shares ("MuniPreferred") are referred to as "Preferred Shares."

A quorum of shareholders is required to take action at each Meeting. A majority of the shares entitled to vote at each Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting. Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the new investment management agreement, abstentions and broker non-votes will be treated as shares voted against the proposal. The details of the proposal to be voted on by the shareholders of each Fund and the vote required for approval of the proposal are set forth under the description of the proposal below.

Preferred Shares held in "street name" as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Meeting, or, if adjourned, one business day before the day to which the Meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all Preferred shareholders as a class who have voted on the proposal or in the same proportion as the votes cast by all Preferred shareholders of the Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares "voted" and for the purpose of meeting the 10% test, abstentions will not be treated as shares "voted" against the item.

Those persons who were shareholders of record at the close of business on May 31, 2005 will be entitled to one vote for each share held. As of May 31, 2005, the shares of the Funds were issued and outstanding as follows:


----------------------------------------------------------------------------------------------
    FUND                                TICKER SYMBOL*   COMMON SHARES   PREFERRED SHARES
----------------------------------------------------------------------------------------------
    Arizona Dividend Advantaged           NFZ              1,545,185     Series T      480
----------------------------------------------------------------------------------------------
    Arizona Dividend Advantage 2          NKR              2,423,648     Series W      740
----------------------------------------------------------------------------------------------
    Arizona Dividend Advantage 3          NXE              3,067,243     Series M      880
----------------------------------------------------------------------------------------------
    Arizona Premium Income                NAZ              4,459,417     Series TH   1,200
----------------------------------------------------------------------------------------------
    California Dividend Advantage         NAC             23,412,013     Series TH   3,500
                                                                         Series F    3,500
----------------------------------------------------------------------------------------------
    California Dividend Advantage 2       NVX             14,790,660     Series M    2,200
                                                                         Series F    2,200
----------------------------------------------------------------------------------------------
    California Dividend Advantage 3       NZH             24,112,833     Series M    3,740
                                                                         Series TH   3,740
----------------------------------------------------------------------------------------------
    California Investment Quality         NQC             13,580,232     Series M    3,600
                                                                         Series W      880
----------------------------------------------------------------------------------------------
    California Municipal Market           NCO              8,154,681     Series W    2,200
    Opportunity
                                                                         Series F      520
----------------------------------------------------------------------------------------------
    California Municipal Value            NCA             25,241,808     N/A
----------------------------------------------------------------------------------------------
    California Performance Plus           NCP             12,965,742     Series T    1,800
                                                                         Series W      640
                                                                         Series F    1,800
----------------------------------------------------------------------------------------------
    California Premium Income             NCU              5,774,216     Series M    1,720
----------------------------------------------------------------------------------------------
    California Quality Income             NUC             21,999,728     Series M    1,400
                                                                         Series W    3,000
                                                                         Series F    3,000
----------------------------------------------------------------------------------------------
    California Select Quality             NVC             23,096,654     Series T    2,400
                                                                         Series W    1,680
                                                                         Series TH   3,600
----------------------------------------------------------------------------------------------
    Insured California Dividend           NKL             15,259,759     Series T    2,360
    Advantage
                                                                         Series F    2,360
----------------------------------------------------------------------------------------------
    Insured California Premium Income     NPC              6,448,935     Series T    1,800
----------------------------------------------------------------------------------------------
    Insured California Premium Income 2   NCL             12,713,231     Series T    1,900
                                                                         Series TH   1,900
----------------------------------------------------------------------------------------------
    Insured California Tax-Free           NKX              5,883,301     Series TH   1,800
    Advantage
----------------------------------------------------------------------------------------------
    Connecticut Dividend Advantage        NFC              2,564,283     Series T      780
----------------------------------------------------------------------------------------------
    Connecticut Dividend Advantage 2      NGK              2,309,188     Series W      700
----------------------------------------------------------------------------------------------
    Connecticut Dividend Advantage 3      NGO              4,350,795     Series F    1,280
----------------------------------------------------------------------------------------------
    Connecticut Premium Income            NTC              5,343,880     Series TH   1,532
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
    FUND                                TICKER SYMBOL*   COMMON SHARES   PREFERRED SHARES
----------------------------------------------------------------------------------------------
    Florida Investment Quality            NQF             16,574,056     Series T    3,080
                                                                         Series F    2,200
----------------------------------------------------------------------------------------------
    Florida Quality Income                NUF             14,299,880     Series M    1,700
                                                                         Series TH   1,700
                                                                         Series F    1,280
----------------------------------------------------------------------------------------------
    Insured Florida Premium Income        NFL             14,376,794     Series W    1,640
                                                                         Series TH   2,800
----------------------------------------------------------------------------------------------
    Insured Florida Tax-Free Advantage    NWF              3,882,034     Series W    1,160
----------------------------------------------------------------------------------------------
    Georgia Dividend Advantage            NZX              1,961,483     Series M      600
----------------------------------------------------------------------------------------------
    Georgia Dividend Advantage 2          NKG              4,553,660     Series F    1,320
----------------------------------------------------------------------------------------------
    Georgia Premium Income                NPG              3,796,767     Series TH   1,112
----------------------------------------------------------------------------------------------
    Massachusetts Dividend Advantage      NMB              1,951,293     Series T      600
----------------------------------------------------------------------------------------------
    Massachusetts Premium Income          NMT              4,744,935     Series TH   1,360
----------------------------------------------------------------------------------------------
    Insured Massachusetts Tax-Free        NGX              2,719,407     Series W      820
    Advantage
----------------------------------------------------------------------------------------------
    Maryland Dividend Advantage           NFM              4,166,281     Series M    1,280
----------------------------------------------------------------------------------------------
    Maryland Dividend Advantage 2         NZR              4,174,247     Series F    1,280
----------------------------------------------------------------------------------------------
    Maryland Dividend Advantage 3         NWI              5,359,275     Series T    1,560
----------------------------------------------------------------------------------------------
    Maryland Premium Income               NMY             10,612,282     Series W    1,404
                                                                         Series TH   1,760
----------------------------------------------------------------------------------------------
    Michigan Dividend Advantage           NZW              2,061,085     Series W      640
----------------------------------------------------------------------------------------------
    Michigan Premium Income               NMP              7,745,623     Series M      840
                                                                         Series TH   1,400
----------------------------------------------------------------------------------------------
    Michigan Quality Income               NUM             11,706,154     Series TH   3,200
                                                                         Series F      560
----------------------------------------------------------------------------------------------
    Missouri Premium Income               NOM              2,264,054     Series TH     640
----------------------------------------------------------------------------------------------
    New Jersey Dividend Advantage         NXJ              6,556,261     Series T    1,920
----------------------------------------------------------------------------------------------
    New Jersey Dividend Advantage 2       NUJ              4,509,839     Series W    1,380
----------------------------------------------------------------------------------------------
    New Jersey Investment Quality         NQJ             20,444,580     Series M    3,200
                                                                         Series TH   2,000
                                                                         Series F    1,280
----------------------------------------------------------------------------------------------
    New Jersey Premium Income             NNJ             12,039,329     Series T      624
                                                                         Series W    1,440
                                                                         Series TH   1,600
----------------------------------------------------------------------------------------------
    New York Dividend Advantage           NAN              9,195,882     Series F    2,760
----------------------------------------------------------------------------------------------
    New York Dividend Advantage 2         NXK              6,457,000     Series W    1,880
----------------------------------------------------------------------------------------------
    New York Investment Quality           NQN             17,720,933     Series M      960
                                                                         Series T    2,400
                                                                         Series F    2,400
----------------------------------------------------------------------------------------------
    New York Municipal Value              NNY             15,120,364     N/A
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
    FUND                                TICKER SYMBOL*   COMMON SHARES   PREFERRED SHARES
----------------------------------------------------------------------------------------------
    New York Performance Plus             NNP             14,977,135     Series M    1,600
                                                                         Series T      800
                                                                         Series W    2,000
                                                                         Series F      572
----------------------------------------------------------------------------------------------
    New York Quality Income               NUN             24,083,739     Series M    2,200
                                                                         Series W    2,200
                                                                         Series TH   2,400
                                                                         Series F    1,080
----------------------------------------------------------------------------------------------
    New York Select Quality               NVN             23,435,202     Series T    1,720
                                                                         Series W    2,400
                                                                         Series TH   3,600
----------------------------------------------------------------------------------------------
    Insured New York Dividend Advantage   NKO              7,957,934     Series TH   2,440
----------------------------------------------------------------------------------------------
    Insured New York Premium Income       NNF              8,329,215     Series M    1,320
                                                                         Series T    1,280
----------------------------------------------------------------------------------------------
    Insured New York Tax-Free Advantage   NRK              3,512,848     Series TH   1,080
----------------------------------------------------------------------------------------------
    North Carolina Dividend Advantage     NRB              2,252,723     Series T      680
----------------------------------------------------------------------------------------------
    North Carolina Dividend Advantage 2   NNO              3,740,045     Series F    1,120
----------------------------------------------------------------------------------------------
    North Carolina Dividend Advantage 3   NII              3,925,825     Series W    1,120
----------------------------------------------------------------------------------------------
    North Carolina Premium Income         NNC              6,334,245     Series TH   1,872
----------------------------------------------------------------------------------------------
    Ohio Dividend Advantage               NXI              4,234,055     Series W    1,240
----------------------------------------------------------------------------------------------
    Ohio Dividend Advantage 2             NBJ              3,118,765     Series F      960
----------------------------------------------------------------------------------------------
    Ohio Dividend Advantage 3             NVJ              2,157,781     Series T      660
----------------------------------------------------------------------------------------------
    Ohio Quality Income                   NUO              9,699,620     Series M      680
                                                                         Series TH   1,400
                                                                         Series TH2  1,000
----------------------------------------------------------------------------------------------
    Pennsylvania Dividend Advantage       NXM              3,308,738     Series T    1,000
----------------------------------------------------------------------------------------------
    Pennsylvania Dividend Advantage 2     NVY              3,724,790     Series M    1,140
----------------------------------------------------------------------------------------------
    Pennsylvania Investment Quality       NQP             16,301,498     Series T      880
                                                                         Series W    2,400
                                                                         Series TH   2,000
----------------------------------------------------------------------------------------------
    Pennsylvania Premium Income 2         NPY             15,812,637     Series M      844
                                                                         Series TH   2,080
                                                                         Series F    1,800
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
    FUND                                TICKER SYMBOL*   COMMON SHARES   PREFERRED SHARES
----------------------------------------------------------------------------------------------
    Texas Quality Income                  NTX              9,483,870     Series M      760
                                                                         Series TH   2,000
----------------------------------------------------------------------------------------------
    Virginia Premium Income               NPV              8,871,611     Series T      832
                                                                         Series TH   1,720
----------------------------------------------------------------------------------------------
    Virginia Dividend Advantage           NGB              3,123,586     Series W      960
----------------------------------------------------------------------------------------------
    Virginia Dividend Advantage 2         NNB              5,708,726     Series M    1,680
----------------------------------------------------------------------------------------------


* The common shares of all of the Funds are listed on the New York Stock Exchange, except NFZ, NKR, NXE, NCU, NVX, NZH, NKL, NKO, NKX, NFC, NGK, NGO, NWF, NZX, NKG, NPG, NFM, NZR, NWI, NGX, NMB, NZW, NOM, NXJ, NXK, NUJ, NRB, NRK, NNO, NII, NXI, NBJ, NVJ, NXM, NVY, NGB and NNB, which are listed on the American Stock Exchange.


The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2004 is set forth in Appendix A. On December 31, 2004, Board Members and executive officers as a group beneficially owned 1,196,807 shares of all funds managed by Nuveen Asset Management ("NAM" or the "Adviser") (includes shares held by Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen's 401(k)/profit sharing plan). Each Board Member's individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of May 31, 2005, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding Common Shares of each Fund. As of May 31, 2005, no shareholder beneficially owned more than 5% of any class of shares of any Fund.


1.  APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS

BACKGROUND


Under an investment management agreement between the Adviser and each Fund (each, an "Original Investment Management Agreement" and collectively, the "Original Investment Management Agreements"), NAM has served as each Fund's investment adviser and has been responsible for each Fund's overall investment strategy and its implementation. The date of each Fund's Original Investment Management Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board is provided in Appendix B. NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). Nuveen is a publicly traded company and, until recently, was a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), 385 Washington Street, St. Paul, Minnesota 55102. St. Paul Travelers is a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.


On March 25, 2005, Nuveen and St. Paul Travelers announced that St. Paul Travelers planned to implement a three-part program to sell its equity interest in Nuveen (the "Sale"). As part of St. Paul Travelers' previously announced three-part divestiture program, St. Paul Travelers sold 39.3 million shares of Nuveen's approximately 94 million outstanding common shares through a secondary public offering on April 12, 2005. Nuveen also repurchased $600 million of its common shares from St. Paul Travelers at a price of $32.98 per share, or approximately 18.2 million shares. The repurchase of these shares is being completed through two steps--a $200 million repurchase that closed on April 12, 2005, and a $400 million forward purchase (plus interest) that will settle later this year. St. Paul Travelers also entered into an agreement with two other parties to sell approximately 12 million common shares of Nuveen for settlement later this year. Upon the closing of the secondary offering and the initial repurchase by Nuveen as well as the closing for the forward sale transactions later this year, Nuveen will emerge as a fully independent public company.

Each Original Investment Management Agreement, as required by Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"), provides for its automatic termination in the event of its "assignment" (as defined in the 1940
Act). Any change in control of the Adviser is deemed to be an assignment. The consummation of the Sale may be deemed a change in control of the Adviser and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act.

In anticipation of the Sale, each Board met in person at a joint meeting of each Fund's Board on May 10-12, 2005 for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve a new investment management agreement between the Fund and NAM (each a "New Investment Management Agreement" and collectively, the "New Investment Management Agreements").


The 1940 Act requires that each New Investment Management Agreement be approved by the Fund's shareholders in order for it to become effective. At the Board meeting, and for the reasons discussed below (see "Board Considerations" below), each Board, including a majority of the Board Members who are not parties to the Original Investment Management Agreements or New Investment Management Agreements entered into by the Adviser with respect to any Fund or who are not "interested persons" of the Funds or the Adviser as defined in the 1940 Act (the "Independent Board Members"), unanimously approved the New Investment Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the Fund after the Sale. In the event shareholders of a Fund do not approve the New Investment Management Agreement, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders. The form of the New Investment Management Agreement is attached hereto as Appendix C.


COMPARISON OF ORIGINAL INVESTMENT MANAGEMENT AGREEMENT AND NEW INVESTMENT MANAGEMENT AGREEMENT

The terms of each New Investment Management Agreement, including fees payable to the Adviser by the Fund thereunder, are substantially identical to those of the Original Investment Management Agreement, except for the date of effectiveness. There is no change in the fee rate payable by each Fund to the Adviser. If approved by shareholders of a Fund, the New Investment Management Agreement for the Fund will expire on August 1, 2006, unless continued. Each New Investment Management Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Investment Management Agreement to the terms of the New Investment Management Agreement.

INVESTMENT MANAGEMENT SERVICES. The investment management services to be provided by the Adviser to each Fund under the New Investment Management Agreements will be identical to those services currently provided by the Adviser to each Fund under the Original Investment Management Agreements. Both the Original Investment Management Agreements and New

Investment Management Agreements provide that the Adviser shall manage the investment and reinvestment of the Fund's assets in accordance with the Fund's investment objective and policies and limitations and administer the Fund's affairs to the extent requested by and subject to the supervision of the Fund's Board. In addition, the investment management services will be provided by the same Adviser personnel under the New Investment Management Agreements as under the Original Investment Management Agreements. The Adviser does not anticipate that the Sale will have any adverse effect on the performance of its obligations under the New Investment Management Agreements.

FEES. Under each Original Investment Management Agreement and New Investment Management Agreement, the Fund pays to the Adviser an investment management fee that consists of two components--a fund-level component, based only on the amount of assets within each individual Fund, and a complex-level component, based on the aggregate managed assets (which includes assets attributable to all types of leverage used in leveraged funds) of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. The investment management fee paid by each Fund equals the sum of the fund-level component and complex-level component.

The fee schedules for the fund-level component and complex-level component to be paid to the Adviser under the New Investment Management Agreements are identical to the fund-level component and complex-level component paid to the Adviser under the Original Investment Management Agreements. The annual fund-level component for each Fund under the Original Investment Management Agreements and the New Investment Management Agreements, the fees paid by each Fund to the Adviser during each Fund's last fiscal year and the Fund's net assets as of May 1, 2005 are set forth in Appendix D to this Proxy Statement. The fee schedule for the complex-level component is the same for each Fund under both the Original Investment Management Agreements and New Investment Management Agreements and is also set forth in Appendix D.

PAYMENT OF EXPENSES. Under each Original Investment Management Agreement and each New Investment Management Agreement, the Adviser shall furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund's transfer agent) for the Fund.

LIMITATION ON LIABILITY. The Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

CONTINUANCE. The Original Investment Management Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Investment Management Agreement for that Fund, the New Investment Management Agreement will expire on August 1, 2006, unless continued. The New Investment Management Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

TERMINATION. The Original Investment Management Agreement and New Investment Management Agreement for each Fund provide that the Agreement may be terminated at any time without the payment of any penalty by the Fund or Adviser on sixty
(60) days' written notice to the other party. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

BOARD CONSIDERATIONS

At a meeting held on May 10-12, 2005, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreement between each Fund and NAM.

To assist the Board in its evaluation of an advisory contract with NAM, the Independent Board Members received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by NAM; the organization of NAM, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") and if available, with recognized or, in certain cases, customized benchmarks; the profitability of NAM and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of NAM in providing the various services; the advisory fees of NAM, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of NAM's management fees with the fees NAM assesses to other types of investment products or accounts, if any; the soft dollar practices of NAM; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the Independent Board Members provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Board Members under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the Independent Board Members met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contract. It is with this background that the Board Members considered each Investment Management Agreement with NAM. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission directives relating to the renewal of advisory contracts. As outlined in more detail below, the

Board Members considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by NAM and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

     A.  NATURE, EXTENT AND QUALITY OF SERVICES


In evaluating the nature, extent and quality of NAM's services, the Board Members reviewed information concerning the types of services that NAM or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group and, if available, recognized benchmarks or, in certain cases, customized benchmarks (as described in further detail in Section B below); information describing NAM's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Board Members received materials regarding the changes or additions in personnel of NAM. The Board Members further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Board Members further considered the quality of NAM's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of NAM. In their review of the advisory contracts for the fixed income funds, the Board Members also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class, for 2004. Given the Board Members' experience with the Funds, other Nuveen funds and NAM, the Board Members noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of NAM.


In addition to advisory services, the Independent Board Members considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, NAM and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Board Members considered, in particular, NAM's policies and procedures for assuring compliance with applicable laws and regulations in light of the new Securities and Exchange Commission regulations governing compliance. The Board Members noted NAM's focus on compliance and its compliance systems. In their review, the Board Members considered, among other things, the additions of experienced personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Board Members also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

In addition to the above, in reviewing the variety of additional services that NAM or its affiliates must provide to closed-end funds, such as the Funds, the Independent Board Members determined that Nuveen's commitment to supporting the secondary market for the common shares of its closed-end funds is particularly noteworthy. In this regard, the Board Members noted Nuveen's efforts to sponsor numerous forums for analysts and specialists regarding the various Nuveen closed-end funds, its creation of a new senior position dedicated to providing secondary market support services and enhancing communications with investors and analysts, and its advertising and media relations efforts designed to raise investor and analyst awareness of the closed-end funds.

With respect to services provided to municipal funds, such as the Funds, the Board Members also noted, among other things, the enhancements NAM implemented to its municipal portfolio management processes (e.g., the increased use of benchmarks to guide and assess the performance of its portfolio managers); the implementation of a risk management program; and the various initiatives being undertaken to enhance or modify NAM's computer systems as necessary to support the innovations of the municipal investment team (such as, the ability to assess certain historical data in order to create customized benchmarks, perform attribution analysis and facilitate the use of derivatives as hedging instruments). With respect to certain of the Funds with a less seasoned portfolio, the Board Members also noted the hedging program implemented for such Funds and the team responsible for developing, implementing and monitoring the hedging procedures. The hedging program was designed to help maintain the applicable Fund's duration within certain benchmarks.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the Investment Management Agreements were of a high level and were quite satisfactory.

     B.  THE INVESTMENT PERFORMANCE OF THE FUND AND ADVISER


As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group. Among other things, the Board received materials reflecting a Fund's historic performance, the Fund's performance compared to its Peer Group and, if available, its performance compared to recognized and, in certain cases, customized benchmarks. Further, in evaluating the performance information, in certain limited instances, the Board Members noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group.


For state municipal funds, such as the Funds, the performance data included, among other things, the respective Fund's performance relative to its peers. More specifically, a Fund's one-, three- and five-year total returns (as available) for the periods ending December 31, 2004 were evaluated relative to the unaffiliated funds in its respective Peer Group (including the returns of individual peers as well as the Peer Group average) as well as additional performance information with respect to all the funds in the Peer Group, subject to the following. Certain state municipal Funds do not have a corresponding Peer Group in which case their performance is measured against a state-specific municipal index compiled by an independent third party. Such indices measure bond performance rather than fund performance. The Funds that utilize such indices are from Connecticut, Georgia, Maryland, Missouri, North Carolina, Texas and Virginia. Based on their review, the Board Members determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.


     C.  FEES, EXPENSES AND PROFITABILITY

FEES AND EXPENSES. In evaluating the management fees and expenses that a Fund is expected to bear, the Board Members considered the Fund's current management fee structure and the Fund's expected expense ratios in absolute terms as well as compared with the fees and expense ratios of the unaffiliated funds in its Peer Group. The Board Members reviewed the financial information of NAM, including its respective revenues, expenses and profitability. In reviewing fees, the Board Members, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursement and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in the Peer Group and peer averages. In this regard, the Board Members noted that the relative ranking of the Nuveen Funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain Funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale and Whether Fee Levels Reflect these Economies of Scale." In their review of the fee and expense information provided, including, in particular, the expense ratios of the unaffiliated funds in the respective Peer Group, the Board Members determined that each Fund's net total expense ratio was within an acceptable range compared to such peers.

COMPARISONS WITH THE FEES OF OTHER CLIENTS. The Board Members further compared the fees of NAM to the fees NAM assessed for other types of clients investing in municipal funds (such as municipal managed accounts). With respect to such separately managed accounts, the advisory fees for such accounts are generally lower than those charged to the comparable Fund. The Board Members noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Board Members noted the increased compliance requirements for funds in light of new Securities and Exchange Commission regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the Board Members also considered, among other things, the differences in product distribution, investment policies, investor profiles and account sizes. Accordingly, the Board Members believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

PROFITABILITY OF ADVISER. In conjunction with its review of fees, the Board Members also considered NAM's profitability. The Board Members reviewed NAM's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Board Members recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Board Members reviewed NAM's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Board Members also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc. and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board Members considered NAM's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Board Members also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Board Members were satisfied that NAM's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered any other revenues paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

     D.  ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF
         SCALE

In reviewing the compensation, the Board Members have long understood the benefits of economies of scale as the assets of a fund grows and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Board Members received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Board Members reviewed data regarding the reductions of fees for the Funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Board Members considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Board Members also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

     E.  INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Board Members considered any benefits from soft dollar arrangements. The Board Members noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services. In addition to soft dollar arrangements, the Board Members also considered any other revenues, if any, received by NAM or its affiliates. With respect to Funds with outstanding preferred shares and new Funds, the Board Members considered revenues received by Nuveen for serving as agent for broker-dealers at its preferred trading desk and for acting as co-manager in the initial public offering of new closed-end exchange-traded funds.

     F.  OTHER CONSIDERATIONS

Nuveen, until recently, was a majority-owned subsidiary of St. Paul Travelers. As noted, St. Paul Travelers earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul Travelers has begun to reduce its interest in Nuveen which will ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the advisory agreement with NAM and the automatic termination of such agreement. Accordingly, the Board also considered for each Fund the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul Travelers' interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul Travelers transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of NAM. Based on its review, the Board determined that St. Paul Travelers' divestiture would not affect the nature and quality of services provided by NAM, the terms of the Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM.

Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

     G.  APPROVAL

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of Independent Board Members, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreements should be approved, and that the new, post-change of control NAM Investment Management Agreements be approved and recommended to shareholders.

INFORMATION ABOUT THE ADVISER


NAM, a registered investment adviser, is a wholly-owned subsidiary of Nuveen. Founded in 1898, Nuveen and its affiliates had approximately $119 billion in assets under management as of March 31, 2005. Nuveen is a publicly traded company and is listed on the New York Stock Exchange and trades under the symbol "JNC."


The principal occupation of the officers and directors of NAM is shown in Appendix E. The business address of NAM, Nuveen and each principal executive officer and director of NAM is 333 West Wacker Drive, Chicago, Illinois 60606.


Board Member Schwertfeger sold 330,950 shares of Class A Stock of Nuveen on the New York Stock Exchange since June 1, 2003. Mr. Schwertfeger received $9,483,036 in exchange for his shares of Nuveen sold.


SHAREHOLDER APPROVAL

To become effective with respect to a particular Fund, the New Investment Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with the Common and Preferred shareholders voting together as a single class. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. Each New Investment Management Agreement was approved by the Board of the respective Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board of each Fund also determined to submit the Fund's New Investment Management Agreement for consideration by the shareholders of the Fund.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS


The Funds (except New York Dividend Advantage, New York Dividend Advantage 2, New York Investment Quality, New York Municipal Value, New York Performance Plus, New York Quality Income, New York Select Quality, Insured New York Dividend Advantage, Insured New York Premium Income and Insured New York Tax-Free Advantage) have yet to hold their 2005 annual meeting of shareholders. For the 2005 annual meeting, shareholder proposals submitted pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934 had to have been received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, by June 20, 2005. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the 2005 annual meeting must submit such written notice to the Fund not later than September 3, 2005. For New York Dividend Advantage, New York Dividend Advantage 2, New York Investment Quality, New York Municipal Value, New York Performance Plus, New York Quality Income, New York Select Quality, Insured New York Dividend Advantage, Insured New York Premium Income and Insured New York Tax-Free Advantage, a shareholder proposal, pursuant to Rule 14a-8, to be considered for presentation at the 2006 annual meeting must be received at the address above not later than October 20, 2005. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than January 3, 2006.



Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.


SHAREHOLDER COMMUNICATIONS

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

EXPENSES OF PROXY SOLICITATION


The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by Nuveen. Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives.

FISCAL YEAR


The last fiscal year end for each of the Funds is as follows: May 31, 2004 for Connecticut Dividend Advantage, Connecticut Dividend Advantage 2, Connecticut Dividend Advantage 3, Connecticut Premium Income, Georgia Dividend Advantage, Georgia Dividend Advantage 2, Georgia Premium Income, Massachusetts Dividend Advantage, Massachusetts Premium Income, Insured Massachusetts Tax-Free Advantaged, Maryland Dividend Advantage, Maryland Dividend Advantage 2, Maryland Dividend Advantage 3, Maryland Premium Income, Missouri Premium Income, North Carolina Dividend Advantage, North Carolina Dividend Advantage 2, North Carolina Dividend Advantage 3, North Carolina Premium Income, Virginia Premium Income, Virginia Dividend Advantage, and Virginia Dividend Advantage 2; June 30, 2004 for Florida Investment Quality, Florida Quality, Insured Florida Premium Income, Insured Florida Tax-Free Advantage, New Jersey Dividend Advantage, New Jersey Dividend Advantage 2, New Jersey Investment Quality, New Jersey Premium Income, Pennsylvania Dividend Advantage, Pennsylvania Dividend Advantage 2, Pennsylvania Investment Quality, Pennsylvania Premium Income 2; July 31, 2004 for Arizona Dividend Advantage, Arizona Dividend Advantage 2, Arizona Dividend Advantage 3, Arizona Premium Income, Michigan Dividend Advantage, Michigan Premium Income, Michigan Quality Income, Ohio Dividend Advantage, Ohio Dividend Advantage 2, Ohio Dividend Advantage 3, Ohio Quality Income, and Texas Quality Income; August 31, 2004 for California Dividend Advantage, California Dividend Advantage 2, California Dividend Advantage 3, California Investment Quality, California Market Opportunity, California Municipal Value, California Performance Plus, California Premium Income, California Quality Income, California Select Quality, Insured California Dividend Advantage, Insured California Premium Income, Insured California Premium Income 2, and Insured California Tax-Free Advantage; September 30, 2004 for New York Dividend Advantage, New York Dividend Advantage 2, New York Investment Quality, New York Municipal Value, New York Performance Plus, New York Quality Income, New York Select Quality, Insured New York Dividend Advantage, Insured New York Premium Income, and Insured New York Tax-Free Advantage.


ANNUAL REPORT DELIVERY

Annual reports will be sent to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented to the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meetings.

Failure of a quorum to be present at any Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Jessica R. Droeger
Vice President and Secretary


June 21, 2005

                                                                      APPENDIX A


                      NUMBER OF SHARES BENEFICIALLY OWNED


                         BY BOARD MEMBERS AND OFFICERS



                                    FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
--------------------------------------------------------------------------------------------------------------------------
                                 ARIZONA      ARIZONA       ARIZONA      ARIZONA    CALIFORNIA   CALIFORNIA    CALIFORNIA
                                DIVIDEND     DIVIDEND      DIVIDEND      PREMIUM     DIVIDEND     DIVIDEND      DIVIDEND
BOARD MEMBERS                   ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3    INCOME     ADVANTAGE    ADVANTAGE 2   ADVANTAGE 3
--------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............          0            0             0            0           0             0             0
Lawrence H. Brown.............          0            0             0            0           0             0             0
Jack B. Evans.................          0            0             0            0           0             0             0
William C. Hunter.............          0            0             0            0           0             0             0
David J. Kundert..............          0            0             0            0           0             0             0
William J. Schneider..........          0            0             0            0           0             0             0
Timothy R. Schwertfeger.......          0            0             0            0           0             0             0
Judith M. Stockdale...........          0            0             0            0           0             0             0
Eugene S. Sunshine............          0            0             0            0           0             0             0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................          0            0             0            0           0             0             0
--------------------------------------------------------------------------------------------------------------------------



                                    FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
--------------------------------------------------------------------------------------------------------------------------
                                             CALIFORNIA
                                CALIFORNIA    MUNICIPAL    CALIFORNIA   CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA
                                INVESTMENT     MARKET      MUNICIPAL    PERFORMANCE    PREMIUM      QUALITY       SELECT
BOARD MEMBERS                    QUALITY     OPPORTUNITY     VALUE         PLUS         INCOME       INCOME      QUALITY
--------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............          0             0            0             0            0            0            0
Lawrence H. Brown.............          0             0            0             0            0            0            0
Jack B. Evans.................          0             0            0             0            0            0            0
William C. Hunter.............          0             0            0             0            0            0            0
David J. Kundert..............          0             0            0             0            0            0            0
William J. Schneider..........          0             0            0             0            0            0            0
Timothy R. Schwertfeger.......          0             0            0             0            0            0            0
Judith M. Stockdale...........          0             0            0             0            0            0            0
Eugene S. Sunshine............          0             0            0             0            0            0            0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................          0             0            0             0            0            0            0
--------------------------------------------------------------------------------------------------------------------------


(1) The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

                                    FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
---------------------------------------------------------------------------------------------------------------------------
                                 INSURED      INSURED      INSURED      INSURED
                                CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA   CONNECTICUT   CONNECTICUT   CONNECTICUT
                                 DIVIDEND     PREMIUM      PREMIUM      TAX-FREE     DIVIDEND      DIVIDEND      DIVIDEND
BOARD MEMBERS                   ADVANTAGE      INCOME      INCOME 2    ADVANTAGE     ADVANTAGE    ADVANTAGE 2   ADVANTAGE 3
---------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............          0            0            0            0             0             0             0
Lawrence H. Brown.............          0            0            0            0             0             0             0
Jack B. Evans.................          0            0            0            0             0             0             0
William C. Hunter.............          0            0            0            0             0             0             0
David J. Kundert..............          0            0            0            0             0             0             0
William J. Schneider..........          0            0            0            0             0             0             0
Timothy R. Schwertfeger.......          0            0            0            0             0             0             0
Judith M. Stockdale...........          0            0            0            0             0             0             0
Eugene S. Sunshine............          0            0            0            0             0             0             0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................          0            0            0            0             0             0             0



                                  FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
----------------------------------------------------------------------------------------------------------------------
                                                                        INSURED     INSURED
                                CONNECTICUT    FLORIDA      FLORIDA     FLORIDA     FLORIDA     GEORGIA      GEORGIA
                                  PREMIUM     INVESTMENT    QUALITY     PREMIUM    TAX-FREE    DIVIDEND     DIVIDEND
BOARD MEMBERS                     INCOME       QUALITY      INCOME      INCOME     ADVANTAGE   ADVANTAGE   ADVANTAGE 2
----------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............           0            0            0           0           0           0            0
Lawrence H. Brown.............           0            0            0           0           0           0            0
Jack B. Evans.................           0            0            0           0           0           0            0
William C. Hunter.............           0            0            0           0           0           0            0
David J. Kundert..............           0            0            0           0           0           0            0
William J. Schneider..........           0            0            0           0           0           0            0
Timothy R. Schwertfeger.......           0            0            0           0           0           0            0
Judith M. Stockdale...........           0            0            0           0           0           0            0
Eugene S. Sunshine............           0            0            0           0           0           0            0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................           0            0            0           0           0           0            0
----------------------------------------------------------------------------------------------------------------------


(1) The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

                                       FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
---------------------------------------------------------------------------------------------------------------------------------
                                                                               INSURED
                                 GEORGIA    MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS   MARYLAND     MARYLAND      MARYLAND
                                 PREMIUM      DIVIDEND         PREMIUM        TAX-FREE      DIVIDEND     DIVIDEND      DIVIDEND
BOARD MEMBERS                    INCOME       ADVANTAGE        INCOME         ADVANTAGE     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
---------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............          0              0               0               0            0            0             0
Lawrence H. Brown.............          0              0               0               0            0            0             0
Jack B. Evans.................          0              0               0               0            0            0             0
William C. Hunter.............          0              0               0               0            0            0             0
David J. Kundert..............          0              0               0               0            0            0             0
William J. Schneider..........          0              0               0               0            0            0             0
Timothy R. Schwertfeger.......          0              0               0               0            0            0             0
Judith M. Stockdale...........          0              0               0               0            0            0             0
Eugene S. Sunshine............          0              0               0               0            0            0             0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................          0              0               0               0            0            0             0
---------------------------------------------------------------------------------------------------------------------------------



                                FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
-------------------------------------------------------------------------------------------------------------------
                                                                                               NEW          NEW
                                MARYLAND    MICHIGAN    MICHIGAN    MICHIGAN    MISSOURI     JERSEY       JERSEY
                                 PREMIUM    DIVIDEND     PREMIUM     QUALITY     PREMIUM    DIVIDEND     DIVIDEND
BOARD MEMBERS                    INCOME     ADVANTAGE    INCOME      INCOME      INCOME     ADVANTAGE   ADVANTAGE 2
-------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............          0           0           0           0           0           0            0
Lawrence H. Brown.............          0           0           0           0           0           0            0
Jack B. Evans.................          0           0           0           0           0           0            0
William C. Hunter.............          0           0           0           0           0           0            0
David J. Kundert..............          0           0           0           0           0           0            0
William J. Schneider..........          0           0           0           0           0           0            0
Timothy R. Schwertfeger.......          0           0           0           0           0           0            0
Judith M. Stockdale...........          0           0           0           0           0           0            0
Eugene S. Sunshine............          0           0           0           0           0           0            0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................          0           0           0           0           0           0            0
-------------------------------------------------------------------------------------------------------------------


(1) The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

                                   FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
------------------------------------------------------------------------------------------------------------------------
                                NEW JERSEY   NEW JERSEY   NEW YORK     NEW YORK      NEW YORK    NEW YORK     NEW YORK
                                INVESTMENT    PREMIUM     DIVIDEND     DIVIDEND     INVESTMENT   MUNICIPAL   PERFORMANCE
BOARD MEMBERS                    QUALITY       INCOME     ADVANTAGE   ADVANTAGE 2    QUALITY       VALUE        PLUS
------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............          0            0            0            0            0            0            0
Lawrence H. Brown.............          0            0            0            0            0            0            0
Jack B. Evans.................          0            0            0            0            0            0            0
William C. Hunter.............          0            0            0            0            0            0            0
David J. Kundert..............          0            0            0            0            0            0            0
William J. Schneider..........          0            0            0            0            0            0            0
Timothy R. Schwertfeger.......          0            0            0            0            0            0            0
Judith M. Stockdale...........          0            0            0            0            0            0            0
Eugene S. Sunshine............          0            0            0            0            0            0            0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................          0            0            0            0            0            0            0
------------------------------------------------------------------------------------------------------------------------

                                FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
-------------------------------------------------------------------------------------------------------------------
                                                         INSURED     INSURED     INSURED      NORTH        NORTH
                                NEW YORK    NEW YORK    NEW YORK    NEW YORK    NEW YORK    CAROLINA     CAROLINA
                                 QUALITY     SELECT     DIVIDEND     PREMIUM    TAX-FREE    DIVIDEND     DIVIDEND
BOARD MEMBERS                    INCOME      QUALITY    ADVANTAGE    INCOME     ADVANTAGE   ADVANTAGE   ADVANTAGE 2
-------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............          0           0           0           0           0           0            0
Lawrence H. Brown.............          0           0           0           0           0           0            0
Jack B. Evans.................          0           0           0           0           0           0            0
William C. Hunter.............          0           0           0           0           0           0            0
David J. Kundert..............          0           0           0           0           0           0            0
William J. Schneider..........          0           0           0           0           0           0            0
Timothy R. Schwertfeger.......          0           0           0           0           0           0            0
Judith M. Stockdale...........          0           0           0           0           0           0            0
Eugene S. Sunshine............          0           0           0           0           0           0            0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................          0           0           0           0           0           0            0
-------------------------------------------------------------------------------------------------------------------

(1) The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

                                    FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
--------------------------------------------------------------------------------------------------------------------------
                                   NORTH        NORTH
                                 CAROLINA     CAROLINA      OHIO         OHIO          OHIO         OHIO      PENNSYLVANIA
                                 DIVIDEND      PREMIUM    DIVIDEND     DIVIDEND      DIVIDEND      QUALITY      DIVIDEND
BOARD MEMBERS                   ADVANTAGE 3    INCOME     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3    INCOME      ADVANTAGE
--------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............           0            0           0            0             0            0            0
Lawrence H. Brown.............           0            0           0            0             0            0            0
Jack B. Evans.................           0            0           0            0             0            0            0
William C. Hunter.............           0            0           0            0             0            0            0
David J. Kundert..............           0            0           0            0             0            0            0
William J. Schneider..........           0            0           0            0             0            0            0
Timothy R. Schwertfeger.......           0            0           0            0             0            0            0
Judith M. Stockdale...........           0            0           0            0             0            0            0
Eugene S. Sunshine............           0            0           0            0             0            0            0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................           0            0           0            0             0            0            0
--------------------------------------------------------------------------------------------------------------------------

                                     FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
----------------------------------------------------------------------------------------------------------------------------
                                PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA     TEXAS     VIRGINIA    VIRGINIA     VIRGINIA
                                  DIVIDEND      INVESTMENT      PREMIUM       QUALITY     PREMIUM    DIVIDEND     DIVIDEND
BOARD MEMBERS                   ADVANTAGE 2      QUALITY        INCOME 2      INCOME      INCOME     ADVANTAGE   ADVANTAGE 2
----------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............           0              0              0             0           0           0            0
Lawrence H. Brown.............           0              0              0             0           0           0            0
Jack B. Evans.................           0              0              0             0           0           0            0
William C. Hunter.............           0              0              0             0           0           0            0
David J. Kundert..............           0              0              0             0           0           0            0
William J. Schneider..........           0              0              0             0           0           0            0
Timothy R. Schwertfeger.......           0              0              0             0           0           0            0
Judith M. Stockdale...........           0              0              0             0           0           0            0
Eugene S. Sunshine............           0              0              0             0           0           0            0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................           0              0              0             0           0           0            0
----------------------------------------------------------------------------------------------------------------------------

(1) The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

                                                                      APPENDIX B

                           DATES RELATING TO ORIGINAL
                      INVESTMENT MANAGEMENT AGREEMENTS(1)

--------------------------------------------------------------------------------------------
                                                      DATE ORIGINAL            DATE ORIGINAL
                          DATE OF ORIGINAL    INVESTMENT MANAGEMENT    INVESTMENT MANAGEMENT
                                INVESTMENT       AGREEMENT WAS LAST       AGREEMENT WAS LAST
                                MANAGEMENT              APPROVED BY             APPROVED FOR
FUND                             AGREEMENT             SHAREHOLDERS     CONTINUANCE BY BOARD
--------------------------------------------------------------------------------------------
Arizona Dividend
  Advantage              December 14, 2000         January 30, 2001             May 11, 2005
Arizona Dividend
  Advantage 2            February 20, 2002           March 25, 2002             May 11, 2005
Arizona Dividend
  Advantage 3                July 30, 2002       September 24, 2002             May 11, 2005
Arizona Premium
  Income                 November 16, 1992            July 28, 1993             May 11, 2005
California Dividend
  Advantage                   May 22, 1999             May 25, 1999             May 11, 2005
California Dividend
  Advantage 2            February 20, 2001           March 27, 2001             May 11, 2005
California Dividend
  Advantage 3               August 2, 2001       September 25, 2001             May 11, 2005
California Investment
  Quality                    July 28, 1993            July 28, 1993             May 11, 2005
California Municipal
  Market Opportunity         July 28, 1993            July 28, 1993             May 11, 2005
California Municipal         September 21,
  Value                               1987            July 28, 1993             May 11, 2005
California
  Performance Plus           July 28, 1993            July 28, 1993             May 11, 2005
California Premium
  Income                      June 9, 1993             June 9, 1993             May 11, 2005
California Quality
  Income                 November 13, 1991            July 28, 1993             May 11, 2005
California Select
  Quality                     May 15, 1991            July 28, 1993             May 11, 2005
Insured California
  Dividend Advantage     February 20, 2002           March 25, 2002             May 11, 2005
Insured California
  Premium Income         November 16, 2002            July 28, 1993             May 11, 2005
Insured California
  Premium Income 2          March 15, 1993            July 28, 1993             May 11, 2005
Insured California
  Tax-Free Advantage     November 14, 2002        November 19, 2002             May 11, 2005
Connecticut Dividend
  Advantage              December 14, 2000         January 23, 2001             May 11, 2005
Connecticut Dividend
  Advantage 2            February 20, 2002           March 25, 2002             May 11, 2005

--------------------------------------------------------------------------------------------
                                                      DATE ORIGINAL            DATE ORIGINAL
                          DATE OF ORIGINAL    INVESTMENT MANAGEMENT    INVESTMENT MANAGEMENT
                                INVESTMENT       AGREEMENT WAS LAST       AGREEMENT WAS LAST
                                MANAGEMENT              APPROVED BY             APPROVED FOR
FUND                             AGREEMENT             SHAREHOLDERS     CONTINUANCE BY BOARD
--------------------------------------------------------------------------------------------
Connecticut Dividend
  Advantage 3                July 30, 2002       September 24, 2002             May 11, 2005
Connecticut Premium
  Income                      May 10, 1993             May 10, 1993             May 11, 2005
Florida Investment
  Quality                    July 28, 1993            July 28, 1993             May 11, 2005
Florida Quality
  Income                   October 7, 1991            July 28, 1993             May 11, 2005
Insured Florida
  Premium Income         December 10, 1992            July 28, 1993             May 11, 2005
Insured Florida Tax-
  Free Advantage         November 14, 2002        November 19, 2002             May 11, 2005
Georgia Dividend
  Advantage                 August 2, 2001       September 25, 2001             May 11, 2005
Georgia Dividend
  Advantage 2                July 30, 2002       September 24, 2002             May 11, 2005
Georgia Premium
  Income                      May 10, 1993             May 10, 1993             May 11, 2005
Massachusetts
  Dividend Advantage     December 14, 2000         January 30, 2001             May 11, 2005
Massachusetts Premium
  Income                    March 15, 1993            July 28, 1993             May 11, 2005
Insured Massachusetts
  Tax-Free Advantage     November 14, 2002        November 19, 2002             May 11, 2005
Maryland Dividend
  Advantage              December 14, 2000         January 23, 2001             May 11, 2005
Maryland Dividend
  Advantage 2               August 2, 2001       September 25, 2001             May 11, 2005
Maryland Dividend
  Advantage 3                July 30, 2002       September 24, 2002             May 11, 2005
Maryland Premium
  Income                     July 31, 2004            July 28, 1993             May 11, 2005
Michigan Dividend
  Advantage                 August 2, 2001       September 25, 2001             May 11, 2005
Michigan Premium
  Income                 December 10, 1992            July 28, 1993             May 11, 2005
Michigan Quality
  Income                   October 7, 1991            July 28, 1993             May 11, 2005
Missouri Premium
  Income                      May 10, 1993             May 10, 1993             May 11, 2005
New Jersey Dividend
  Advantage              February 20, 2001           March 27, 2001             May 11, 2005
New Jersey Dividend
  Advantage 2            February 20, 2002           March 25, 2002             May 11, 2005
New Jersey Investment
  Quality                    July 28, 1993            July 28, 1993             May 11, 2005
New Jersey Premium
  Income                 December 10, 1992            July 28, 1993             May 11, 2005

--------------------------------------------------------------------------------------------
                                                      DATE ORIGINAL            DATE ORIGINAL
                          DATE OF ORIGINAL    INVESTMENT MANAGEMENT    INVESTMENT MANAGEMENT
                                INVESTMENT       AGREEMENT WAS LAST       AGREEMENT WAS LAST
                                MANAGEMENT              APPROVED BY             APPROVED FOR
FUND                             AGREEMENT             SHAREHOLDERS     CONTINUANCE BY BOARD
--------------------------------------------------------------------------------------------
New York Dividend
  Advantage                   May 25, 1999             May 25, 1999             May 11, 2005
New York Dividend
  Advantage 2            February 20, 2001           March 27, 2001             May 11, 2005
New York Investment
  Quality                    July 28, 1993            July 28, 1993             May 11, 2005
New York Municipal
  Value                        May 1, 1989            July 28, 1993             May 11, 2005
New York Performance
  Plus                       July 28, 1993            July 28, 1993             May 11, 2005
New York Quality
  Income                 November 13, 1991            July 28, 1993             May 11, 2005
New York Select
  Quality                     May 15, 1991            July 28, 1993             May 11, 2005
Insured New York
  Dividend Advantage     February 20, 2002           March 25, 2002             May 11, 2005
Insured New York
  Premium Income         December 10, 1992            July 28, 1993             May 11, 2005
Insured New York Tax-
  Free Advantage         November 14, 2002        November 19, 2002             May 11, 2005
North Carolina
  Dividend Advantage     December 14, 2000         January 23, 2001             May 11, 2005
North Carolina
  Dividend
  Advantage 2              October 3, 2001        November 15, 2001             May 11, 2005
North Carolina
  Dividend
  Advantage 3                July 30, 2002       September 24, 2002             May 11, 2005
North Carolina
  Premium Income              May 10, 1993             May 10, 1993             May 11, 2005
Ohio Dividend
  Advantage              February 20, 2001           March 27, 2001             May 11, 2005
Ohio Dividend
  Advantage 2               August 2, 2001       September 25, 2001             May 11, 2005
Ohio Dividend
  Advantage 3            February 20, 2002           March 26, 2002             May 11, 2005
Ohio Quality Income        October 7, 1991            July 28, 1993             May 11, 2005
Pennsylvania Dividend
  Advantage              February 20, 2001           March 27, 2001             May 11, 2005
Pennsylvania Dividend
  Advantage 2            February 20, 2002           March 25, 2002             May 11, 2005
Pennsylvania
  Investment Quality         July 28, 1993            July 28, 1993             May 11, 2005
Pennsylvania Premium
  Income 2                  March 15, 1993            July 28, 1993             May 11, 2005
Texas Quality Income       October 7, 1991            July 28, 1993             May 11, 2005

--------------------------------------------------------------------------------------------
                                                      DATE ORIGINAL            DATE ORIGINAL
                          DATE OF ORIGINAL    INVESTMENT MANAGEMENT    INVESTMENT MANAGEMENT
                                INVESTMENT       AGREEMENT WAS LAST       AGREEMENT WAS LAST
                                MANAGEMENT              APPROVED BY             APPROVED FOR
FUND                             AGREEMENT             SHAREHOLDERS     CONTINUANCE BY BOARD
--------------------------------------------------------------------------------------------
Virginia Premium
  Income                    March 15, 1993            July 28, 1993             May 11, 2005
Virginia Dividend
  Advantage              December 14, 2000         January 23, 2001             May 11, 2005
Virginia Dividend
  Advantage 2              October 3, 2001        November 15, 2001             May 11, 2005
--------------------------------------------------------------------------------------------


(1) The Original Investment Management Agreements were between the Funds and Nuveen Advisory Corp. ("NAC"). Effective January 1, 2005, NAC was merged into NAM. As a result, NAC became a part of NAM and ceased to exist separately. NAM assumed all of NAC obligations under the Original Investment Management Agreements. Like NAC, NAM is a wholly owned subsidiary of Nuveen. The merger did not constitute a change in control. There was no change in who manages the Funds or in the Funds' investment objectives or policies as a result of the merger.

                                                                      APPENDIX C


                    FORM OF INVESTMENT MANAGEMENT AGREEMENT



AGREEMENT made this [31st] day of [July, 2005], by and between <NAME OF FUND>, a
<TYPE OF ENTITY> (the "Fund"), and NUVEEN ASSET MANAGEMENT, a Delaware
corporation (the "Adviser").



                              W I T N E S S E T H



In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:



      1. The Fund hereby employs the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and policies and limitations, and to administer the Fund's affairs to the extent requested by and subject to the supervision of the <Board of Trustees/Directors> ("Board") of the Fund for the period and upon the terms herein set forth. The investment of the Fund's assets shall be subject to the Fund's policies, restrictions and limitations with respect to securities investments as set forth in the Fund's then current registration statement under the Investment Company Act of 1940, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered closed-end, diversified management investment companies.



         The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund's transfer agent) for the Fund, to permit any of its officers or employees to serve without compensation as <trustees/directors> or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.



      2. For the services and facilities described in Section l, the Fund will pay to the Adviser, at the end of each calendar month, an investment management fee equal to the sum of a Fund-Level Fee and a Complex-Level Fee.



        A. The Fund Level Fee shall be computed by applying the following annual rate to the average total daily net assets of the Fund:



           --------------------------------------------------------------------
           AVERAGE TOTAL DAILY NET ASSETS                                  RATE
           --------------------------------------------------------------------
           <SCHEDULE>
           --------------------------------------------------------------------



        B. The Complex-Level Fee shall be calculated by reference to the daily net assets of the Eligible Funds, as defined below (with such daily net assets to include, in the case of Eligible Funds whose advisory fees are calculated by reference to net assets that include net assets attributable to preferred stock issued by or borrowings by the fund, such leveraging net assets) ("Complex-Level Assets"), pursuant to the following annual fee schedule:



           -------------------------------------------------------------------
           COMPLEX-LEVEL DAILY MANAGED ASSETS(1)                          RATE
           -------------------------------------------------------------------
           First $55 billion                                            .2000%
           Next $1 billion                                              .1800%
           Next $1 billion                                              .1600%
           Next $3 billion                                              .1425%
           Next $3 billion                                              .1325%
           Next $3 billion                                              .1250%
           Next $5 billion                                              .1200%
           Next $5 billion                                              .1175%
           Next $15 billion                                             .1150%
           -------------------------------------------------------------------



             (1) With respect to Complex-Level Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. The parties agree that, in the unlikely event that Complex-Wide Assets reach $91 billion prior to the parties reaching an agreement as to the Complex-Level Fee rate or rates to be applied to such assets, the Complex-Level Fee rate for such Complex-Level Assets shall be .1400% until such time as the parties agree to a different rate or rates.



       C. "Eligible Funds", for purposes of this Agreement, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Any open-end or closed-end funds that subsequently become part of the Nuveen complex because either (a) Nuveen Investments, Inc. or its affiliates acquire the investment adviser to such funds (or the adviser's parent), or (b) Nuveen Investments, Inc. or its affiliates acquire the fund's adviser's rights under the management agreement for such fund, will be evaluated by both Nuveen management and the Nuveen Funds' Board, on a case-by-case basis, as to whether or not these acquired funds would be included in the Nuveen complex of Eligible Funds and, if so, whether there would be a basis for any adjustments to the complex-level breakpoints.



       D. For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.



      3. The Adviser shall arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as <trustees/directors>, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.



      4. Subject to applicable statutes and regulations, it is understood that officers, <trustees/directors>, or agents of the Fund are, or may be, interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as trustees, officers or agents.



      5. The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.



      6. The Adviser currently manages other investment accounts and funds, including those with investment objectives similar to the Fund, and reserves the right to manage other such accounts and funds in the future. Securities considered as investments for the Fund may also be appropriate for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other accounts and funds, the size of investment commitments generally held by the Fund and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.



      7. This Agreement shall continue in effect until [August l, 2006], unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of 1940.



         This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon no less than sixty (60) days' written notice to the other party. The Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.



         This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein.

         Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 2, earned prior to such termination.



      8. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.



      9. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.



     10. The Fund's Declaration of Trust is on file with the Secretary of the
         <ENTITY'S STATE OF ORGANIZATION>. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's Board, officers or shareholders individually but are binding only upon the assets and property of the Fund.



     11. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 10 hereof which shall be construed in accordance with the laws of <ENTITY'S STATE OF ORGANIZATION>) the laws of the State of Illinois.



IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.



                                          <NAME OF FUND>



                                          By:

                                              -------------------------

                                                      Vice President



Attest:

        -------------------------

      Assistant Secretary



                                          NUVEEN ASSET MANAGEMENT



                                          By:

                                              -------------------------

                                                      Managing Director



Attest:

        -------------------------

      Assistant Secretary

                                                                      APPENDIX D

                            COMPLEX-LEVEL FEE RATES

----------------------------------------------------------------------
COMPLEX DAILY NET ASSETS                                      FEE RATE
----------------------------------------------------------------------
First $55 billion                                              0.2000%
Next $1 billion                                                0.1800%
Next $1 billion                                                0.1600%
Next $3 billion                                                0.1425%
Next $3 billion                                                0.1325%
Next $3 billion                                                0.1250%
Next $5 billion                                                0.1200%
Next $5 billion                                                0.1175%
Next $15 billion                                               0.1150%
----------------------------------------------------------------------

                FUND-LEVEL FEE RATES, AGGREGATE MANAGEMENT FEES
                              PAID AND NET ASSETS


------------------------------------------------------------------------------------------------------------
                                                                              FEES PAID
                                                                                TO THE
                                                                               ADVISER
                                                                             DURING LAST       NET ASSETS
FUND                       FUND AVERAGE DAILY NET ASSETS      FEE RATE(1)   FISCAL YEAR(2)    AS OF 5/1/05
------------------------------------------------------------------------------------------------------------
Arizona Dividend
  Advantage            For the first $125 million               0.4500%       $  123,468(3)  $ 35,866,778.44
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Arizona Dividend
  Advantage 2          For the first $125 million               0.4500%       $  193,689(3)  $ 56,311,237.18
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              FEES PAID
                                                                                TO THE
                                                                               ADVISER
                                                                             DURING LAST       NET ASSETS
FUND                       FUND AVERAGE DAILY NET ASSETS      FEE RATE(1)   FISCAL YEAR(2)    AS OF 5/1/05
------------------------------------------------------------------------------------------------------------
Arizona Dividend
  Advantage 3          For the first $125 million               0.4500%       $  215,337(4)  $ 66,880,116.52
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Arizona Premium
  Income               For the first $125 million               0.4500%       $  602,609     $ 94,687,122.34
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
California Dividend
  Advantage            For the first $125 million               0.4500%       $1,799,300(5)  $545,213,540.40
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
California Dividend
  Advantage 2          For the first $125 million               0.4500%       $1,112,234(3)  $337,225,099.27
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
California Dividend
  Advantage 3          For the first $125 million               0.4500%       $1,775,022(3)  $550,227,811.57
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              FEES PAID
                                                                                TO THE
                                                                               ADVISER
                                                                             DURING LAST       NET ASSETS
FUND                       FUND AVERAGE DAILY NET ASSETS      FEE RATE(1)   FISCAL YEAR(2)    AS OF 5/1/05
------------------------------------------------------------------------------------------------------------
California Investment
  Quality              For the first $125 million               0.4500%       $2,054,712     $325,992,215.77
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
California Municipal
  Market Opportunity   For the first $125 million               0.4500%       $1,244,771     $198,291,407.65
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
California Municipal
  Value                .15% of the Fund's Average Weekly                      $1,464,310     $258,273,747.57
                       Net Assets and 4.125% of the gross
                       interest income of the fund computed
                       in each case on an annualized basis.
------------------------------------------------------------------------------------------------------------
California
  Performance Plus     For the first $125 million               0.4500%       $1,945,314     $308,153,798.08
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              FEES PAID
                                                                                TO THE
                                                                               ADVISER
                                                                             DURING LAST       NET ASSETS
FUND                       FUND AVERAGE DAILY NET ASSETS      FEE RATE(1)   FISCAL YEAR(2)    AS OF 5/1/05
------------------------------------------------------------------------------------------------------------
California Premium
  Income               For the first $125 million               0.4500%       $  812,288     $128,749,232.13
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
California Quality
  Income               For the first $125 million               0.4500%       $3,301,803     $532,907,931.01
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
California Select
  Quality              For the first $125 million               0.4500%       $3,462,418     $556,814,346.77
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Insured California
  Dividend Advantage   For the first $125 million               0.4500%       $1,180,628(3)  $356,369,914.34
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              FEES PAID
                                                                                TO THE
                                                                               ADVISER
                                                                             DURING LAST       NET ASSETS
FUND                       FUND AVERAGE DAILY NET ASSETS      FEE RATE(1)   FISCAL YEAR(2)    AS OF 5/1/05
------------------------------------------------------------------------------------------------------------
Insured California
  Premium Income       For the first $125 million               0.4500%       $  960,645     $149,080,678.53
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Insured California
  Premium Income 2     For the first $125 million               0.4500%       $1,829,431     $288,681,364.08
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Insured California
  Tax-Free Advantage   For the first $125 million               0.4500%       $  427,132(4)  $133,309,266.67
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Connecticut Dividend
  Advantage            For the first $125 million               0.4500%       $  202,920(3)  $ 58,706,114.84
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              FEES PAID
                                                                                TO THE
                                                                               ADVISER
                                                                             DURING LAST       NET ASSETS
FUND                       FUND AVERAGE DAILY NET ASSETS      FEE RATE(1)   FISCAL YEAR(2)    AS OF 5/1/05
------------------------------------------------------------------------------------------------------------
Connecticut Dividend
  Advantage 2          For the first $125 million               0.4500%       $  187,048(3)  $ 53,412,978.26
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Connecticut Dividend
  Advantage 3          For the first $125 million               0.4500%       $  313,090(4)  $ 96,076,842.85
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Connecticut Premium
  Income               For the first $125 million               0.4500%       $  769,502     $119,421,229.48
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Florida Investment
  Quality              For the first $125 million               0.4500%       $2,453,270     $388,090,306.39
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              FEES PAID
                                                                                TO THE
                                                                               ADVISER
                                                                             DURING LAST       NET ASSETS
FUND                       FUND AVERAGE DAILY NET ASSETS      FEE RATE(1)   FISCAL YEAR(2)    AS OF 5/1/05
------------------------------------------------------------------------------------------------------------
Florida Quality
  Income               For the first $125 million               0.4500%       $2,140,073     $339,335,914.31
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Insured Florida
  Premium Income       For the first $125 million               0.4500%       $2,184,865     $342,770,328.91
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Insured Florida Tax-
  Free Advantage       For the first $125 million               0.4500%       $  278,005(4)  $ 85,720,337.34
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Georgia Dividend
  Advantage            For the first $125 million               0.4500%       $  155,384(3)  $ 44,790,939.41
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              FEES PAID
                                                                                TO THE
                                                                               ADVISER
                                                                             DURING LAST       NET ASSETS
FUND                       FUND AVERAGE DAILY NET ASSETS      FEE RATE(1)   FISCAL YEAR(2)    AS OF 5/1/05
------------------------------------------------------------------------------------------------------------
Georgia Dividend
  Advantage 2          For the first $125 million               0.4500%       $  324,428(4)  $ 99,550,316.37
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Georgia Premium
  Income               For the first $125 million               0.4500%       $  546,917     $ 85,039,796.74
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Massachusetts
  Dividend Advantage   For the first $125 million               0.4500%       $  157,264(3)  $ 45,297,708.83
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Massachusetts Premium
  Income               For the first $125 million               0.4500%       $  674,834     $105,094,405.95
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              FEES PAID
                                                                                TO THE
                                                                               ADVISER
                                                                             DURING LAST       NET ASSETS
FUND                       FUND AVERAGE DAILY NET ASSETS      FEE RATE(1)   FISCAL YEAR(2)    AS OF 5/1/05
------------------------------------------------------------------------------------------------------------
Insured Massachusetts
  Tax-Free Advantage   For the first $125 million               0.4500%       $  197,817(4)  $ 60,875,145.80
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Maryland Dividend
  Advantage            For the first $125 million               0.4500%       $  329,044(3)  $ 94,652,241.37
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Maryland Dividend
  Advantage 2          For the first $125 million               0.4500%       $  332,863(3)  $ 96,030,508.02
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Maryland Dividend
  Advantage 3          For the first $125 million               0.4500%       $  381,943(4)  $117,934,176.36
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Maryland Premium
  Income               For the first $125 million               0.4500%       $1,508,376     $238,263,730.37
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              FEES PAID
                                                                                TO THE
                                                                               ADVISER
                                                                             DURING LAST       NET ASSETS
FUND                       FUND AVERAGE DAILY NET ASSETS      FEE RATE(1)   FISCAL YEAR(2)    AS OF 5/1/05
------------------------------------------------------------------------------------------------------------
Michigan Dividend
  Advantage            For the first $125 million               0.4500%       $  163,634(3)  $ 47,741,494.83
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Michigan Premium
  Income               For the first $125 million               0.4500%       $1,134,184     $176,984,362.53
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Michigan Quality
  Income               For the first $125 million               0.4500%       $1,778,400     $280,647,706.52
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Missouri Premium
  Income               For the first $125 million               0.4500%       $  320,034     $ 49,945,994.56
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              FEES PAID
                                                                                TO THE
                                                                               ADVISER
                                                                             DURING LAST       NET ASSETS
FUND                       FUND AVERAGE DAILY NET ASSETS      FEE RATE(1)   FISCAL YEAR(2)    AS OF 5/1/05
------------------------------------------------------------------------------------------------------------
New Jersey Dividend
  Advantage            For the first $125 million               0.4500%       $  508,441(3)  $149,219,628.29
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
New Jersey Dividend
  Advantage 2          For the first $125 million               0.4500%       $  357,476(3)  $104,777,531.81
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
New Jersey Investment
  Quality              For the first $125 million               0.4500%       $2,994,179     $476,699,613.57
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
New Jersey Premium
  Income               For the first $125 million               0.4500%       $1,813,391     $282,604,442.61
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
New York Dividend
  Advantage            For the first $125 million               0.4500%       $  749,496(6)  $215,178,569.91
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              FEES PAID
                                                                                TO THE
                                                                               ADVISER
                                                                             DURING LAST       NET ASSETS
FUND                       FUND AVERAGE DAILY NET ASSETS      FEE RATE(1)   FISCAL YEAR(2)    AS OF 5/1/05
------------------------------------------------------------------------------------------------------------
New York Dividend
  Advantage 2          For the first $125 million               0.4500%       $  509,021(3)  $$148,250,817.38
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
New York Investment
  Quality              For the first $125 million               0.4500%       $2,753,389     $428,143,573.80
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over     0.375%
------------------------------------------------------------------------------------------------------------
New York Municipal
  Value                .15% of the Fund's Average Weekly Net                  $  849,063     $152,284,416.77
                       Assets and 4.125% of the gross
                       interest income of the fund computed
                       in each case on an annualized basis.
------------------------------------------------------------------------------------------------------------
New York Performance
  Plus                 For the first $125 million               0.4500%       $2,351,607     $371,913,221.26
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
New York Quality
  Income               For the first $125 million               0.4500%       $3,637,476     $577,602,969.23
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              FEES PAID
                                                                                TO THE
                                                                               ADVISER
                                                                             DURING LAST       NET ASSETS
FUND                       FUND AVERAGE DAILY NET ASSETS      FEE RATE(1)   FISCAL YEAR(2)    AS OF 5/1/05
------------------------------------------------------------------------------------------------------------
New York Select
  Quality              For the first $125 million               0.4500%       $3,578,885     $568,581,150.92
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Insured New York
  Dividend Advantage   For the first $125 million               0.4500%       $  633,143(3)  $186,377,023.35
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Insured New York
  Premium Income       For the first $125 million               0.4500%       $1,276,279     $197,789,639.75
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Insured New York Tax-
  Free Advantage       For the first $125 million               0.4500%       $  256,382(4)  $ 79,745,666.61
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              FEES PAID
                                                                                TO THE
                                                                               ADVISER
                                                                             DURING LAST       NET ASSETS
FUND                       FUND AVERAGE DAILY NET ASSETS      FEE RATE(1)   FISCAL YEAR(2)    AS OF 5/1/05
------------------------------------------------------------------------------------------------------------
North Carolina
  Dividend Advantage   For the first $125 million               0.4500%       $  179,339(3)  $ 51,545,912.16
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
North Carolina
  Dividend
  Advantage 2          For the first $125 million               0.4500%       $  298,437(3)  $ 85,597,428.77
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
North Carolina
  Dividend
  Advantage 3          For the first $125 million               0.4500%       $  278,578(4)  $ 85,560,413.03
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
North Carolina
  Premium Income       For the first $125 million               0.4500%       $  919,034     $142,025,704.07
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              FEES PAID
                                                                                TO THE
                                                                               ADVISER
                                                                             DURING LAST       NET ASSETS
FUND                       FUND AVERAGE DAILY NET ASSETS      FEE RATE(1)   FISCAL YEAR(2)    AS OF 5/1/05
------------------------------------------------------------------------------------------------------------
Ohio Dividend
  Advantage            For the first $125 million               0.4500%       $  332,633(3)  $ 97,096,584.52
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Ohio Dividend
  Advantage 2          For the first $125 million               0.4500%       $  246,875(3)  $ 72,044,071.03
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Ohio Dividend
  Advantage 3          For the first $125 million               0.4500%       $  171,739(3)  $ 50,152,889.77
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Ohio Quality Income    For the first $125 million               0.4500%       $1,519,417     $238,490,040.90
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Pennsylvania Dividend
  Advantage            For the first $125 million               0.4500%       $  269,494(3)  $ 77,005,741.43
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              FEES PAID
                                                                                TO THE
                                                                               ADVISER
                                                                             DURING LAST       NET ASSETS
FUND                       FUND AVERAGE DAILY NET ASSETS      FEE RATE(1)   FISCAL YEAR(2)    AS OF 5/1/05
------------------------------------------------------------------------------------------------------------
Pennsylvania Dividend
  Advantage 2          For the first $125 million               0.4500%       $  299,611(3)  $ 86,959,027.32
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Pennsylvania
  Investment Quality   For the first $125 million               0.4500%       $2,438,416     $385,207,061.28
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Pennsylvania Premium
  Income 2             For the first $125 million               0.4500%       $2,289,102     $357,463,788.30
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Texas Quality Income   For the first $125 million               0.4500%       $1,373,508     $215,616,002.57
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              FEES PAID
                                                                                TO THE
                                                                               ADVISER
                                                                             DURING LAST       NET ASSETS
FUND                       FUND AVERAGE DAILY NET ASSETS      FEE RATE(1)   FISCAL YEAR(2)    AS OF 5/1/05
------------------------------------------------------------------------------------------------------------
Virginia Premium
  Income               For the first $125 million               0.4500%       $1,288,717     $203,180,367.29
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For the next $3 billion                  0.3875%
                       For net assets of $5 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Virginia Dividend
  Advantage            For the first $125 million               0.4500%       $  246,627(3)  $ 72,027,183.19
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------
Virginia Dividend
  Advantage 2          For the first $125 million               0.4500%       $  451,576(3)  $130,793,038.11
                       For the next $125 million                0.4375%
                       For the next $250 million                0.4250%
                       For the next $500 million                0.4125%
                       For the next $1 billion                  0.4000%
                       For net assets of $2 billion and over    0.3750%
------------------------------------------------------------------------------------------------------------



 (1) The fee rates shown above went into effect on August 1, 2004. Prior to August 1, 2004, the investment management fee paid by each Fund was calculated using the above fund-level fee rates plus 0.20% at each breakpoint asset level. There was no complex-level component of the investment management fee prior to August 1, 2004.


 (2) Prior to January 1, 2005, Nuveen Advisory Corp. ("NAC") and Nuveen Institutional Advisory Corp. ("NIAC") provided investment management services to the Funds. Effective January 1, 2005, NAC and NIAC were merged into NAM. As a result, NAC and NIAC became a part of NAM and ceased to exist separately. Prior to the reorganization, management fees were paid to NAC and NIAC. Currently and under the New Investment Management Agreements, all management fees will be paid to NAM. Like NAM, NAC and NIAC were wholly-owned subsidiaries of Nuveen.


 (3) Includes mandatory fee waiver of 0.30%.



 (4) Includes mandatory fee waiver of 0.32%.



 (5) Includes mandatory fee waiver of 0.30% for the period of September 1, 2003 through July 31, 2004 and 0.25% for the period August 1, 2004 through August 31, 2004.



 (6) Includes mandatory fee waiver of 0.30% for the period of October 1, 2003 through July 31, 2004 and 0.25% for the period August 1, 2004 through September 30, 2004.

                                                                      APPENDIX E

                           OFFICERS AND DIRECTORS OF
                        NUVEEN ASSET MANAGEMENT ("NAM")


---------------------------------------------------------------------------------
NAME                                       PRINCIPAL OCCUPATION
---------------------------------------------------------------------------------
John P. Amboian           President and Director of Nuveen Investments, Inc. and
                          Nuveen Asset Management, Nuveen Investments, LLC,
                          Rittenhouse Asset Management, Inc., Nuveen Investments
                          Advisors Inc., and Nuveen Investments Holdings, Inc.

Alan Berkshire            Senior Vice President, Secretary and General Counsel of
                          Nuveen Investments, Inc., Nuveen Asset Management,
                          Nuveen Investments, LLC, Rittenhouse Asset Management,
                          Inc. and Nuveen Investments Holdings, Inc.; Senior Vice
                          President and Secretary of Nuveen Institutional
                          Advisory Corp.,* Nuveen Advisory Corp.* and Nuveen
                          Investments Advisors Inc.; Assistant Secretary of NWQ
                          Investment Management Company, LLC and Secretary of
                          Symphony Asset Management, LLC.

Stuart J. Cohen           Vice President, Assistant Secretary and Assistant
                          General Counsel of Nuveen Asset Management, Nuveen
                          Investments, LLC, Nuveen Investments Holdings, Inc. and
                          Rittenhouse Asset Management, Inc.; Vice President of
                          Nuveen Investments Advisers, Inc.

Peter H. D'Arrigo         Vice President of Nuveen Investments, LLC and Nuveen
                          Asset Management; Assistant Vice President and
                          Treasurer of Nuveen Investments, Inc.; Assistant
                          Treasurer of NWQ Investments Management Company, LLC;
                          Vice President and Treasurer of Nuveen Rittenhouse
                          Asset Management, Inc.; Vice President and Treasurer of
                          funds in Nuveen Fund complex.

Jessica R. Droeger        Vice President and Assistant Secretary of Nuveen Asset
                          Management; Assistant General Counsel of Nuveen
                          Investments, LLC; Vice President and Secretary of funds
                          in Nuveen fund complex.

William M. Fitzgerald     Managing Director of Nuveen Asset Management; Vice
                          President of Nuveen Investments Advisers Inc.; Vice
                          President of funds in Nuveen fund complex.

James D. Grassi           Vice President and Deputy Director of Compliance of
                          Nuveen Investments, LLC, Nuveen Asset Management,
                          Nuveen Investments Advisers Inc. and Rittenhouse Asset
                          Management, Inc.; Vice President and Chief Compliance
                          Officer of funds in Nuveen fund complex.

Sherri A. Hlavacek        Vice President and Corporate Controller of Nuveen Asset
                          Management, Nuveen Investments, LLC, Nuveen Investments
                          Holdings, Inc., Nuveen Investments Advisers, Inc. and
                          Rittenhouse Asset Management, Inc.; Vice President and
                          Controller of Nuveen Investments, Inc.; Certified
                          Public Accountant.
Mary E. Keefe             Managing Director of Nuveen Investments, Inc.; Managing
                          Director and Chief Compliance Officer of Nuveen Asset
                          Management, Nuveen Investments, LLC, Nuveen Investments
                          Advisers Inc. and Rittenhouse Asset Management, Inc.;
                          Chief Compliance Officer of Symphony Asset Management,
                          LLC.


---------------------------------------------------------------------------------
NAME                                       PRINCIPAL OCCUPATION
---------------------------------------------------------------------------------
Larry W. Martin           Vice President, Assistant Secretary and Assistant
                          General Counsel of Nuveen Investments, LLC, Nuveen
                          Investments, Inc. and Rittenhouse Asset Management,
                          Inc.; Vice President and Assistant Secretary of Nuveen
                          Asset Management and Nuveen Investments Advisers Inc.;
                          Assistant Secretary of NWQ Investment Management
                          Company, LLC; Vice President and Assistant Secretary of
                          funds in Nuveen fund complex.
Timothy R.
Schwertfeger              Chairman and Director of Nuveen Investments, Inc.,
                          Nuveen Asset Management and Nuveen Investments, LLC;
                          Director of Institutional Capital Corporation; Chairman
                          and Director of Rittenhouse Asset Management, Inc.;
                          Chairman of Nuveen Investments Advisers, Inc.; Chairman
                          of the Board and Board Member of funds in Nuveen fund
                          complex.

Margaret E. Wilson        Senior Vice President, Finance of Nuveen Investments,
                          Inc., Nuveen Asset Management, Nuveen Investments, LLC,
                          Rittenhouse Asset Management, Inc., Nuveen Investments
                          Advisors Inc., and Nuveen Investments Holdings, Inc.

Gifford R. Zimmerman      Managing Director, Assistant Secretary and Associate
                          General Counsel of Nuveen Investments, LLC and Nuveen
                          Asset Management; Managing Director and Assistant
                          Secretary of Nuveen Investments, Inc.; Assistant
                          Secretary of NWQ Investment Management Company, LLC;
                          Vice President and Assistant Secretary of Nuveen
                          Investments Advisers Inc.; Managing Director, Associate
                          General Counsel and Assistant Secretary of Rittenhouse
                          Asset Management, Inc.; Chief Administrative Officer of
                          funds in Nuveen fund complex.
---------------------------------------------------------------------------------

                           [NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                           NFZ0705

                            [NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and follow the recorded instructions.

2.   On the Internet at www.proxyweb.com, and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

                  **** CONTROL NUMBER: 999 999 999 999 98 ****

                             [FUND NAME PRINTS HERE]

                THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
              FOR A SPECIAL MEETING OF SHAREHOLDERS, JULY 26, 2005

A Special Meeting of shareholders will be held in the Assembly Room of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Tuesday, July 26, 2005, at 10:30 a.m., Chicago time. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on July 26, 2005, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyweb.com).

                                        Date:
                                             -----------------------------------

                                        SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                        ON LEFT.  (Please sign in Box)


                                        ----------------------------------------

                                        ----------------------------------------


                                        NOTE: PLEASE SIGN YOUR NAME EXACTLY AS
                                        IT APPEARS ON THIS PROXY. IF SHARES ARE
                                        HELD JOINTLY, EACH HOLDER MUST SIGN THE
                                        PROXY, IF YOU ARE SIGNING ON BEHALF OF
                                        AN ESTATE, TRUST OR CORPORATION, PLEASE
                                        STATE YOUR TITLE OR CAPACITY.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.  [X]

PLEASE DO NOT USE FINE POINT PENS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE PROPOSAL SET FORTH IN THIS PROXY.


                                                 FOR        AGAINST      ABSTAIN

1.  Approval of the new investment management    [ ]          [ ]          [ ]
    agreement.



                           PLEASE SIGN ON REVERSE SIDE